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                                                                 EXHIBIT 10.23



* Confidential Treatment Requested Under
  17 C.F.R. Section 200.80(b)4),
  200.83 and 230.406

                                [MP3 LETTERHEAD]

                             SPONSORSHIP AGREEMENT

This Sponsorship Agreement ("Agreement") is made and entered into February 18, 1999 ("Effective Date"), by and between Xing Technology, Inc., located at 2925 McMillan, Suite 202, San Luis Obispo, CA 93401 USA ("Xing") and MP3.com, Inc., having an address at P.O. Box 910091, San Diego, CA 92191-0091 ("MP3.com"). MP3.com owns and operates the website located at www.mp3.com (the "Website").

1. Form of Sponsorship. During the term of this Agreement MP3.com shall include the Xing Technology product Audiocatalyst (or other single Xing product of Xing's choosing) on "The Best" pages for "Encoders", "CD Rippers" and when a new product is available the "Players" and "All In One" sections for both Windows and Macintosh users.

2. [***]. The product featuring a screenshot, promotional paragraph and rating shall appear at the beginning of the "The Best" products listed. In the event that [***] then [***]. In the event that [***], the product shall remain on the pages and the terms of this contract shall still remain in full force.

3. Sponsor Fees. Xing Technology agrees to pay MP3.com, during the term of this Agreement, as follows: (i) [***] payable on the Effective Date; (ii) [***] payable on or before one month subsequent to the Effective Date;
     (iii) [***] payable on or before two months subsequent to the Effective Date; (iv) [***] payable on or before three months subsequent to the Effective Date; (v) [***] payable on or before four months subsequent to the Effective Date; (vi) [***] payable on or before five months subsequent to the Effective Date; (vii) [***] payable on or before six months subsequent to the Effective Date; (viii) [***] payable on or before seven months subsequent to the Effective Date; (ix) [***] payable on or before eight months subsequent to the Effective Date; (x) [***] payable on or before nine months subsequent to the Effective Date; (xi) [***] payable on or before ten months subsequent to the Effective Date; [***] payable on or before eleven months subsequent to the Effective Date. Any late payments under this Agreement will be assessed a service fee of one and one-half percent (1.5%) per month, to the extent allowed by law.

4. Impressions. MP3.com agrees to deliver a guaranteed minimum of [***] Impressions during the first thirty (30) days. Thereafter, the number of impressions delivered will increase at the rate of [***] impressions per month for the term of this Agreement. The Impressions shall be delivered at the rate of [***] per 1,000 impressions. An "Impression" is defined as the display of the Xing banner to a user on the MP3.com site.




                      * CONFIDENTIAL TREATMENT REQUEST(ED)

5. Impression Fees. Xing Technology agrees to pay MP3.com, during the term of this Agreement, as follows: (i) [***] payable on the Effective Date; (ii) [***] payable on or before one month subsequent to the Effective Date;
     (iii) [***] payable on or before two months subsequent to the Effective Date; (iv) [***] payable on or before three months subsequent to the Effective Date; (v) [***] payable on or before four months subsequent to the Effective Date; (vi) [***] payable on or before five months subsequent to the Effective Date; (vii) [***] payable on or before six months subsequent to the Effective Date; (viii) [***] payable on or before seven months subsequent to the Effective Date; (ix) [***] payable on or before eight months subsequent to the Effective Date; (x) [***] payable on or before nine months subsequent to the Effective Date; (xi) [***] payable on or before ten months subsequent to the Effective Date; [***] payable on or before eleven months subsequent to the Effective Date; Any late payments under this Agreement will be assessed a service fee of one and one-half percent (1.5%) per month, to the extent allowed by law. If MP3.com fails to deliver the required number of Impressions in any given period, Xing has the option of either receiving additional Impressions in a subsequent period to make good for the Impressions not delivered or to pay for only those Impressions delivered.

6. Term and Termination. This Agreement shall commence on the Effective Date and shall remain in full force and effect until 12 months subsequent to the Effective Date.

7. Measurement. Upon request Xing shall have access to pertinent statistics related to Impressions covering the period of this contract. Xing agrees to accept MP3.com's measurement of Impressions according to MP3.com's logs and other tracking devices and/or software MP3.com may use.

8. Representations and Warranties. Xing is solely responsible for any legal liability arising out of or relating to the content of the software or banner and any material to which users can link through the software or banner. Xing represents and warrants that the software or banner will not:
     (i) infringe of any third party's copyright, patent, trademark, trade secret or other proprietary rights or rights of publicity or privacy; (ii) violate any law, statute, ordinance or regulation, including without limitation any laws regarding unfair competition, antidiscrimination or false advertising; (iii) be pornographic or obscene; (iv) be defamatory or trade libelous; or (v) contain viruses other harmful programming routines. Xing agrees to defend, indemnify and hold harmless MP3.com and its directors, officers, agents and employees for any and all losses, costs, liabilities or expenses (including without limitation reasonable attorneys' and expert witnesses' fees) incurred or arising from: (a) any breach of the foregoing representations or warranties; (b) any claim arising from the sale of license of Ticket's goods or services; or (c) any other act, omission or representation by Xing. MP3.com may participate in the defense at its option and expense.

9. No Consequential Damages. Except for claims arising under section 6, in no event will either party be liable for any special, indirect, incidental or consequential damages.




                      * CONFIDENTIAL TREATMENT REQUEST(ED)
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10.  Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflict of law principles thereof. Any claim arising out of or related to this Agreement must be brought exclusively in the state or federal courts located in San Diego County, California, and each party hereby consent to the jurisdiction thereof. In any action to enforce this Agreement the prevailing party will be entitled to costs and attorneys' fees. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior discussions, documents, agreements and prior course of dealing, and shall not be effective until signed by both parties. This Agreement may not be assigned by Xing without MP3.com's written consent, which shall be promptly granted or denied and not unreasonably withheld. The parties to this Agreement are independent contractors, and no agency, partnership, joint venture or employee-employer relationship is created by this Agreement.

11. Page Targeting. In the event that MP3.com implements the ability to target as to specific pages on the site such as Software, Hardware, Encoders etc., then Xing shall have the opportunity to [***] under this contract on those pages [***]. The monthly impression fees [***] however the number of impressions are to be [***] to be determined at that time. The [***] will not exceed [***]. If Xing chooses to not [***], Xing's impressions will be randomly distributed on the remaining unsold pages at the current rate of [***] per thousand impressions.


/s/ GREG FLORES                              /s/ DEAN KAPLAN
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Representative of MP3.com                    Representative of Xing


GREG FLORES - VP-Sales                       DEAN KAPLAN, CFO
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Printed Name & Position                      Printed Name & Position


         2-18-99                                       2-18-99
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Date                                         Date


          * Confidential Treatment Requested.